Tortoise Energy Infrastructure Corp.
CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)

	August 31, 2023

	Shares	Fair Value
Common Stock - 96.4% (1)
United States Crude Oil Pipelines - 2.3% (1)
Plains GP Holdings LP	581,526	$9,327,677
United States Natural Gas Gathering/Processing - 4.4% (1)
EnLink Midstream LLC	520,687	6,477,346
Hess Midstream Partners LP	321,257	9,284,327
Kinetik Holdings, Inc.	54,924	1,928,382
		17,690,055
United States Natural Gas/Natural Gas Liquids Pipelines - 43.8% (1)
Cheniere Energy, Inc.	134,722	21,986,630
Excelerate Energy, Inc.	57,737	1,073,908
Kinder Morgan, Inc.	1,443,949	24,864,802
New Fortress Energy, Inc.	176,000	5,463,040
NextDecade Corp. (2)	443,864	2,694,255
ONEOK, Inc.	340,445	22,197,014
Targa Resources Corp.	565,364	48,762,645
The Williams Companies, Inc.	1,441,295	49,767,916
		176,810,210
United States Renewables and Power Infrastructure - 45.9% (1)
AES Corp.	707,555	12,686,461
Ameren Corp.	188,059	14,907,437
American Electric Power Co., Inc.	191,501	15,013,678
Atlantica Sustainable Infrastructure Plc	473,463	10,629,244
Clearway Energy, Inc.	827,649	20,500,866
Constellation Energy Corp.	69,230	7,210,997
DTE Energy Co.	185,958	19,224,338
NextEra Energy, Inc.	205,747	13,743,900
NextEra Energy Partners LP	512,107	25,543,897
Sempra Energy	416,672	29,258,708
Xcel Energy, Inc.	284,655	16,262,340
		184,981,866
Total Common Stock
(Cost $424,924,058)		388,809,808

Master Limited Partnerships - 28.0% (1)
United States Natural Gas Gathering/Processing - 3.9% (1)
Western Midstream Partners LP	583,326	15,568,971
United States Natural Gas/Natural Gas Liquids Pipelines - 12.4% (1)
Energy Transfer LP	1,879,085	25,311,275
Enterprise Products Partners LP	937,827	24,955,576
		50,266,851
United States Refined Product Pipelines - 11.7% (1)
Magellan Midstream Partners LP	363,050	24,113,781
MPLX LP	662,040	23,098,576
		47,212,357
Total Master Limited Partnerships
(Cost $76,311,070)		113,048,179

Private Investment - 3.8% (1)
United States Renewables - 3.8% (1)
TK NYS Solar Holdco LLC (3)(4)(5)
(Cost $50,141,470)	N/A	15,368,829

Preferred Stock - 1.9% (1)
United States Natural Gas Gathering/Processing - 1.1% (1)
EnLink Midstream Partners	51,000	4,526,041
United States Renewable Infrastructure - 0.8% (1)
NextEra Energy, Inc.	72,016	3,284,650
(Cost $8,599,978)		7,810,691

Money Market Fund - 0.1% (1)
United States Investment Company - 0.1% (1)
Invesco Government & Agency Portfolio - Institutional Class, 5.251% (6)
(Cost $248,568)	248,568	248,568

Total Investments - 130.2% (1)
(Cost $560,225,144)		525,286,075
Liabilities in Excess of Other Assets - (0.3)% (1)		(1,363,945)
Line of Credit - (3.2)% (1)		(12,800,000)
Senior Notes - (17.8)% (1)		(71,952,000)
Mandatory Redeemable Preferred Stock at Liquidation Value - (8.9)% (1)		(35,660,610)
Total Net Assets Applicable to Common Stockholders - 100.0% (1)		$403,509,520

(1)	Calculated as a percentage of net assets.
(2)	Non-income producing security.
(3)	Restricted securities have a total fair value of $15,368,829 which represents 3.8% of net assets.
(4)	Securities have been valued by using significant unobservable inputs in accordance with fair value procedures and are categorized as level 3 investments.
(5)	Deemed to be an affiliate of the fund.
(6)	Rate indicated is the current yield as of August 31, 2023.

Summary of Fair Value Exposure

The Fund has adopted fair value accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liablities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Municipal Bonds —Municipal bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Most municipal bonds are categorized in Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures established by the Advisor and the appointed Valuation Designee. The Valuation Designee is subject to board oversight and certain reporting and other requirements designed to facilitate the board’s ability to effectively oversee the Valuation Designee’s Fair Value determinations. The Advisor will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures by the Fund’s Valuation Designee.

When fair value pricing is employed, security prices that the Fund uses to calculate its NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) than the price of the security quoted or published by others, the value when trading resumes, and/or the value realized upon the security’s sale. Therefore, if a shareholder purchases or redeems Fund shares when the Fund holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than it would be if the Fund were using market value pricing.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of August 31, 2023:

Assets	Level 1	Level 2	Level 3	Total
Common Stock (a)	$388,809,808	$-	$-	$388,809,808
Master Limited Partnerships (a)	113,048,179	-	-	113,048,179
Private Investment (a)	-	-	15,368,829	15,368,829
Corporate Bond (a)	-	-	-	-
Preferred Stock (a)	3,284,650	4,526,041	-	7,810,691
Money Market Fund (b)	248,568	-	-	248,568
Total Investments	$505,391,205	$4,526,041	$15,368,829	$525,286,075

(a) All other industry classifications are identified in the Schedule of Investments.
(b) Short-term investment is a sweep investment for cash balances.

The following table presents the Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period ended August 31, 2023:

Private Investments	TYG
Balance – beginning of period	$15,024,741
Purchases	-
Return of capital	-
Sales	-
Total realized gain/loss	-
Change in unrealized gain/loss	344,088
Balance – end of period	$15,368,829